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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2009


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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)


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        Kansas                     1-04721                    48-0457967
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)



    6200 Sprint Parkway, Overland Park, Kansas                  66251
     (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (800) 829-0965


          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 13, 2009, Charles L. Hall tendered his resignation to Sprint Nextel Corporation ("Sprint Nextel") from his position as Senior Vice President, Controller and Principal Accounting Officer effective November 4, 2009. Mr. Hall is resigning for personal reasons.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPRINT NEXTEL CORPORATION



Date: October 16, 2009                         /s/ Timothy O'Grady
                                         By:   Timothy O'Grady
                                               Assistant Secretary